SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Earliest Event Reported: August 26, 2003
                        (date of earliest event reported)



                    RESIDENTIAL ASSET SECURITIES CORPORATION
               (Exact name of Registrant as Specified in Charter)

            Delaware                    333-100848              51-0362653
        (State or Other                (Commission           (I.R.S. Employer
 Jurisdiction of Incorporation)        File Number)       Identification Number)


     8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 857-7000


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
        _________________________________________________________________

Items 1 through 4, Item 6, Item 8 and Item 9 are not included because they are not applicable.

Item 5. Other Events

Filing of Accountant's Consent

        The consolidated financial statements of Mortgage Guaranty Insurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the two-year period ended December 31, 2002 (the "2002 Financial Statements") are hereby incorporated by reference in this Form 8-K and in the Prospectus Supplement relating to the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2003-KS7.

        The 2002 Financial Statements have been audited by PriceWaterhouseCoopers LLP, and the consent of PriceWaterhouseCoopers LLP to (i) the incorporation by reference of such financial statements in this Form 8-K and
(ii) their being named as "Experts" in the Prospectus Supplement relating to the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2003-KS7, is attached hereto as Exhibit 23.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibit:

        23.1   Consent of PriceWaterhouseCoopers LLP

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      RESIDENTIAL ASSET SECURITIES CORPORATION



                                            By:    /s/ Benita Bjorgo
                                            Name:  Benita Bjorgo
                                            Title: Vice President



Dated:  August 26, 2003

                                  Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus Supplement dated August 21, 2003, to the Mortgage Asset-Backed and Manufactured Housing Contract Pass-Through Certificates Prospectus dated January 27, 2003, of our report dated January 8, 2003 relating to the financial statements of Mortgage Guaranty Insurance Corporation and Subsidiaries, which appears in such Prospectus Supplement. We also consent to the references to us under the heading "Experts" in such Prospectus Supplement.



/s/PriceWaterhouseCoopers LLP

Milwaukee, Wisconsin
August 21, 2003